Exhibit 10.34

AMENDMENT NO. 01 TO

STANDARD CONSULTING AGREEMENT

AeroVironment, Inc., (“AV” or “Party”) and General Charles R. Holland, USAF, Retired (“Consultant" or "Party"), collectively referred to as the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 01, 2016 ("Agreement"), which provides for the Consultant to render certain specified Services to AV during the Term of the Agreement. The Parties have agreed to amend the Agreement as follows:

1.    First paragraph of the Agreement is modified to update AV's corporate address and also update Consultant's address. The amended first paragraph reads as follows: “THIS AGREEMENT is executed and made effective as of January 01, 2016 (the “Effective Date”) between AeroVironment, Inc., a Delaware corporation, and its subsidiaries, with offices at 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016-6347 (hereinafter referred to as "AV" or Party) and General Charles R. Holland, USAF, Retired, with offices at            , Phone:         , E-mail:                                mailto:                  (hereinafter referred to as “consultant" or “Party").  AV and the Consultant will be collectively referred to as “the Parties.”

2.    Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to June 30, 2017. The amended Section 2 reads as follows: "Services will be performed between the Effective Date and June 30, 2017 ("Expiration Date''). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof. If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

3.    Section 19, "Notice,'' of the Agreement is modified to update AV’s corporate address and also update Consultant’s address. The amended Section 19 reads as follows:  “Any notice between the parties hereto required or permitted to be given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, postage prepaid, or other express delivery service, to the respective addresses set forth below or at such other address as either of the parties may from time to time designate in accordance with the provisions of this Section 19.

AeroVironment:	John Burkholder
Senior Counsel
800 Royal Oaks Drive, Suite 210
Monrovia, CA 91016-6347

Telephone: +626-357-9983 ext 4588
Facsimile: +626-359-1894
E-Mail: burkholder@avinc.com

Consultant:	General Charles R. Holland, USAF Retired

AEROVIRONMENT PROPRIETARY INFORMATION

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of January 01, 2017

AEROVIRONMENT, INC.

Signature: /s/ Wahid Nawabi

Printed Name:  Wahid Nawabi

Title: President and CEO

Date:  11/23/2016

CONSULTANT:

General Charles R. Holland, USAF, Retired

Signature: /s/ Charles R. Holland

Printed Name: Charles R. Holland

Title: Consultant

Date:  11/24/16

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 1, 2016

Consultant: General Charles R. Holland, USAF, Retired

TASK ORDER # FY17-001	Project No. 9000.6435.0100.000

A.   Effort and/or Services to be provided by Consultant:

Consultant will provide marketing support for unmanned air vehicle systems. This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce. The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

B.   Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

C.   Target Performance Period: January 1, 2017 through June 30, 2017

D.   Rates:

Authorized Days: As required and authorized by AV Task Manager

Rate: $4,000.00 per day

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $24,000.00 (excluding expenses)

E.   Expenses:

Maximum authorized expenses: AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more. No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

AEROVIRONMENT PROPRIETARY INFORMATION

F.   SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.   INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.   PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.   INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA 91107.

AeroVironment, Inc.	General Charles R. Holland, USAF, Retired

/s/ Wahid Nawabi	/s/ Charles R. Holland
Signature	Signature

Wahid Nawabi	Charles R. Holland
Name (Print)	Name (Print)

President and CEO	Consultant
Title	Title

11/23/2016	11/24/16
Date	Date

AEROVIRONMENT PROPRIETARY INFORMATION

AMENDMENT NO. 02 TO

STANDARD CONSULTING AGREEMENT

AeroVironment, Inc. (“AV or Party”) and General Charles R. Holland, USAF, Retired (“Consultant or Party”), collectively the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 1, 2016 (“Agreement”), which provides for the Consultant to render certain specified services to AV during the Term of the Agreement. The Parties have agreed to amend the Agreement as follows:

1.    Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to April 30, 2018. The amended Section 2 reads as follows: “Services will be performed between the Effective Date and April 30, 2018 (“Expiration Date”). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof. If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of July 1, 2017

AEROVIRONMENT, INC.

Signature: /s/ Wahid Nawabi

Printed Name: Wahid Nawabi

Title: President and CEO

Date: 6/7/2017

CONSULTANT:
General Charles R. Holland, USAF, Retired

Signature: /s/ Charles R. Holland

Printed Name: Charles R. Holland

Title: Consultant

Date: 6/7/17

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 1, 2016

Consultant: General Charles R. Holland, USAF, Retired

TASK ORDER # FY18-001	Project No. 0100.COR

A.   Effort and/or Services to be provided by Consultant:

Consultant will provide marketing support for unmanned air vehicle systems. This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce. The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

B.   Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

C.   Target Performance Period: July 1, 2017 through April 30, 2018

D.   Rates:

Authorized Days: As required and authorized by AV Task Manager

Rate: $4,000.00 per day

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $24,000.00 (excluding expenses)

E.   Expenses:

Maximum authorized expenses: AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more. No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

AEROVIRONMENT PROPRIETARY INFORMATION

F.   SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.   INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.   PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.   INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA 91107.

AeroVironment, Inc.	General Charles R. Holland, USAF, Retired

/s/ Wahid Nawabi	/s/ Charles R. Holland
Signature	Signature

President and CEO
Title

6/6/2017	6/5/17
Date	Date

AEROVIRONMENT PROPRIETARY INFORMATION

AMENDMENT NO. 03 TO

STANDARD CONSULTING AGREEMENT

Aerovironment, Inc. (“AV or Party”) and General Charles R. Holland, USAF, Retired (“Consultant or Party”), collectively the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 1, 2016 (“Agreement”), which provides for the Consultant to render certain specified services to AV during the Term of the Agreement.  The Parties have agreed to amend the Agreement as follows:

1.    Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to April 30, 2019.  The amended Section 2 reads as follows: “Services will be performed between the Effective Date and April 30, 2019 (“Expiration Date”). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof.  If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of May 1, 2018.

AEROVIRONMENT, INC.

Signature:	/s/ Wahid Nawabi

Printed Name:	Wahid Nawabi

Title:	President and CEO

Date:	4/23/2018

CONSULTANT:
General Charles R. Holland, USAF, Retired

Signature:	/s/ Charles R. Holland

Printed Name:	Charles R. Holland

Date:	4/23/2018

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 1, 2016

Consultant: General Charles R. Holland

TASK ORDER # FY19-001	Project No.0100 COR

A.   Effort and/or Services to be provided by Consultant:

Consultant will assist with the following services:

Consultant will provide marketing support for unmanned air vehicle systems.  This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce.  The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

B.   Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

C.   Target Performance Period: May 1, 2018 through April 30, 2019

AEROVIRONMENT PROPRIETARY INFORMATION

F.   Rates:

Authorized Days: As required and authorized by AV Task Manager

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $48,000.00 (plus any expenses incurred as approved by Task Manager)

E.   Expenses:

Maximum authorized expenses: None

AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more.

No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

F.   SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.   INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.   PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.   INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA  91107.

AEROVIRONMENT, INC.	Charles R. Holland, USAF Retired

/s/ Wahid Nawabi	/s/ Charles R. Holland
Signature	Signature

Wahid Nawabi	Charles R. Holland
Name (Print)	Name (Print)

President and CEO
Title
4/23/2018	4/23/2018
Date	Date

AEROVIRONMENT PROPRIETARY INFORMATION

AMENDMENT NO. 04 TO

STANDARD CONSULTING AGREEMENT

Aerovironment, Inc. (“AV or Party”) and General Charles R. Holland, USAF, Retired (“Consultant or Party”), collectively the “Parties,” previously entered into a Standard Consulting Agreement with an Effective Date of January 1, 2016 (“Agreement”), which provides for the Consultant to render certain specified services to AV during the Term of the Agreement. The Parties have agreed to amend the Agreement as follows:

1. Section 2, “Term,” of the Agreement is modified to extend the Term of the Agreement to April 30, 2020. The amended Section 2 reads as follows: “Services will be performed between the Effective Date and April 30, 2020 (“Expiration Date”). This Agreement may be extended for additional periods by mutual written agreement between the Parties prior to the Expiration Date of the initial term or any extension thereof. If the Parties do not execute such a written agreement, this Agreement will expire and automatically terminate as of the Expiration Date.”

All other terms of the Agreement and any other terms of previous Amendments to the Agreement remain in full force and effect. If there is a conflict between the terms of this Amendment and those of the Agreement or any previous Amendment, the terms of this current Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of May 1, 2019.

AEROVIRONMENT, INC.

Signature:	/s/ Wahid Nawabi

Printed Name:	Wahid Nawabi

Title:	President and CEO

Date:	4/30/2019

CONSULTANT:
GENERAL CHARLES R. HOLLAND, USAF, RETIRED

Signature:	/s/ Charles R. Holland

Printed Name:	Charles R. Holland

Date:	4/30/2019

AEROVIRONMENT PROPRIETARY INFORMATION

STANDARD CONSULTING AGREEMENT

Effective Date: January 1, 2016

Consultant: Charles R. Holland

TASK ORDER # FY20-001	Project and/or Charge No.0100 COR

D.   Effort and/or Services to be provided by Consultant:

Consultant will assist with the following services:

Consultant will provide marketing support for unmanned air vehicle systems. This includes:

1.   Scheduling meetings with key executives from the U.S. Department of Defense.

2.   On-going consulting services on AV capture activities.

3.   Facilitate and provide assistance scheduling meetings with key participants at various industry conferences.

4.   Provide industry advice on ad-hoc basis as requested by the AV Task Manager.

In performance of the work under this Task Order and Consultant Agreement, the Consultant is not permitted to disclose any export-controlled data or furnish any defense services to non-US persons, unless authorized in advance by the US Department of State or Department of Commerce. The Consultant is not permitted to access any US or other government classified information in the course of performance of work under this Task Order and Consulting Agreement, unless the following actions have occurred: (1) AV Security Officer has approved such access in advance; (2) the Parties have executed the “Consultant Certificate Regarding Access to and Handling of Classified Information” (Attachment E to the Consulting Agreement); and (3) and the Consultant has completed all necessary training.

E.   Unless otherwise designated in writing by AV with notice to Consultant, the AV Task Manager is: Wahid Nawabi

F.   Target Performance Period:   May 1, 2019 through December 1, 2019

AEROVIRONMENT PROPRIETARY INFORMATION

G.   Rates:

Authorized Days: As required and authorized by AV Task Manager

Monthly Retainer: $4,000.00

Total Not To Exceed Cost: $48,000.00 (plus any expenses incurred as approved by Task Manager)

H.   Expenses:

Maximum authorized expenses: None

AV will reimburse Consultant for any AV related business travel expenses (transportation, lodging, meals, etc.) during “Target Performance Period” defined under Section C above, provided all travel expenses are pre-approved in writing by the AV Task Manager.

Travel and/or miscellaneous expenses shall be reimbursed in accordance with current AV standard travel procedures; receipts shall accompany invoices of $25 or more.

No labor or expense costs above those amounts shown here are to be incurred without the prior written approval of the AV Task Manager.

I.    SUBMITTING INVOICES: This practice will support efficient processing and payment.

1.   INVOICES: Reference shall be made to the correct Task Order No. and Project No. and/or Charge No. and include the name of the AV Task Manager on all invoices.

2.   PROGRESS STATEMENT: To stay in compliance with the Federal Acquisition Regulation (FAR), Part 31, each invoice should also be accompanied by a progress statement.

3.   INVOICES SHALL BE SENT TO: Accounts Payable Group, AeroVironment, Inc., via e-mail to acp@avinc.com, and also reference the correct Task Order Number and your organization’s name in the subject line of the email, with courtesy copy to AV Task Manager, or by mail to P.O. Box 5031, Monrovia, CA 91107.

AeroVironment, Inc.	Charles R. Holland, USAF Retired

/s/ Wahid Nawabi	/s/ Charles R. Holland
Signature	Signature

Wahid Nawabi	Charles R. Holland
Name (Print)	Name (Print)

President and CEO
Title

4/30/2019	4/30/2019
Date	Date

AEROVIRONMENT PROPRIETARY INFORMATION